UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-06110

Western Asset Funds, Inc.

(Exact name of registrant as specified in charter)

620 Eighth Avenue, 49th Floor, New York, NY 10018

(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

100 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-877-721-1926

Date of fiscal year end: May 31

Date of reporting period: May 31, 2015

ITEM 1.	REPORT TO STOCKHOLDERS.

The Annual Report to Stockholders is filed herewith.

Annual Report	May 31, 2015

WESTERN ASSET

GLOBAL GOVERNMENT

BOND FUND

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Fund objective

The Fund seeks to maximize total return, consisting of current income and capital appreciation.

Letter from the president

Dear Shareholder,

We are pleased to provide the annual report of Western Asset Global Government Bond Fund for the twelve-month reporting period ended May 31, 2015. Please read on for a detailed look at prevailing economic and market conditions during the Fund’s reporting period and to learn how those conditions have affected Fund performance.

I am pleased to introduce myself as the new President and Chief Executive Officer of the Fund, succeeding Kenneth D. Fuller. I am honored to have been appointed to my new role. During my 27 year career with Legg Mason, I have seen the investment management industry evolve and expand. Throughout these changes, maintaining an unwavering focus on our shareholders and their needs has remained paramount.

As always, we remain committed to providing you with excellent service and a full spectrum of investment choices. We also remain committed to supplementing the support you receive from your financial advisor. One way we accomplish this is through our website, www.leggmason.com/individualinvestors. Here you can gain immediate access to market and investment information, including:

•	Fund prices and performance,

•	Market insights and commentaries from our portfolio managers, and

•	A host of educational resources.

We look forward to helping you meet your financial goals.

Sincerely,

Jane Trust, CFA

President and Chief Executive Officer

June 26, 2015

II	Western Asset Global Government Bond Fund

Investment commentary

Economic review

The U.S. economy expanded moderately during the twelve months ended May 31, 2015 (the “reporting period”). While the U.S. Department of Commerce reported that second quarter 2014 U.S. gross domestic product (“GDP”)i growth was 4.6%, the economy gained momentum as third quarter GDP growth was 5.0%, its strongest reading since the third quarter of 2003. However, fourth quarter 2014 GDP growth slowed to a more modest 2.2%. The deceleration in growth primarily reflected an upturn in imports, a downturn in federal government spending and moderating nonresidential fixed investment. In addition, the U.S. Department of Commerce reported that first quarter 2015 GDP growth was -0.2%. This downturn was attributed to a number of factors, including a deceleration in personal consumption expenditures, along with negative contributions from exports, nonresidential fixed investment, and state and local government spending.

Activity in the U.S. manufacturing sector also moderated during the reporting period. Based on the Institute for Supply Management’s Purchasing Managers’ Index (“PMI”)ii, U.S. manufacturing expanded during all twelve months of the reporting period (a reading below 50 indicates a contraction, whereas a reading above 50 indicates an expansion). After a reading of 55.7 in June 2014, the PMI generally rose over the next two months, reaching a high of 58.1 in August, its best reading since April 2011. Manufacturing activity then decelerated over much of the last eight months of the reporting period and the PMI was 52.8 in May 2015.

The labor market was a tailwind for the economy during the reporting period. When the period began, unemployment was 6.1%, as reported by the U.S. Department of Labor. Unemployment generally declined during the reporting period and was 5.5% in May 2015, close to its lowest level since May 2008.

Growth outside the U.S. was mixed. In its April 2015 World Economic Outlook Update, the International Monetary Fund (“IMF”) said “Global growth remains moderate, with uneven prospects across the main countries and regions. Relative to last year, the outlook for advanced economies is improving, while growth in emerging market and developing economies is projected to be lower, primarily reflecting weaker prospects for some large emerging market economies and oil-exporting countries.” From a regional perspective, the IMF projects that 2015 growth in the Eurozone will be 1.5%, versus 0.9% in 2014. Japan’s economy is expected to expand 1.0% in 2015, compared to -0.1% in 2014. Elsewhere, the IMF said that overall growth in emerging market countries will decelerate in 2015, with growth of 4.3% versus 4.6% in 2014.

The Federal Reserve Board (“Fed”)iii took a number of actions as it sought to meet its dual mandate of fostering maximum employment and price stability. As it has since December 2008, the Fed maintained the federal funds rateiv at a historically low range between zero and 0.25%. The Fed ended its asset purchase program that was announced in December 2012. In December 2014, the Fed said that “it can be patient in beginning to normalize the stance of monetary policy.” At its meeting that ended on April 29, 2015, the Fed said, “…economic growth slowed during the winter months, in part reflecting transitory factors.” Finally, at its meeting that concluded on June 17, 2015, after the reporting period ended, the Fed

Western Asset Global Government Bond Fund	III

Investment commentary (cont’d)

said, “The Committee currently anticipates that, even after employment and inflation are near mandate-consistent levels, economic conditions may, for some time, warrant keeping the target federal funds rate below levels the Committee views as normal in the longer run.”

Given the economic challenges in the Eurozone, the European Central Bank (“ECB”)v took a number of actions to stimulate growth and ward off deflation. On June 5, 2014, the ECB reduced rates to a new low of 0.15% and announced it would charge commercial banks 0.10% to keep money at the ECB. This “negative deposit rate” was aimed at encouraging commercial banks to lend some of their incremental cash which, in turn, could help to spur growth. On September 4, 2014, the ECB reduced rates to yet another record low of 0.05% and it began charging commercial banks 0.20% to keep money at the ECB. Furthermore, the ECB started purchasing securitized loans and covered bonds in October 2014. Finally, on January 22, 2015, the ECB announced that beginning in March 2015 it would start a €60 billion-a-month bond buying program that is expected to run until September 2016. In other developed countries, the Bank of England kept rates on hold at 0.50% during the reporting period, as did Japan at a range of zero to 0.10%, its lowest level since 2006. At the end of October 2014, the Bank of Japan announced that it would increase its asset purchases between 10 trillion yen and 20 trillion yen ($90.7 billion to $181.3 billion) to approximately 80 trillion yen ($725 billion) annually, in an attempt to stimulate growth. Elsewhere, after holding rates steady at 6.0% since July 2012, the People’s Bank of China cut the rate to 5.60% on November 21, 2014 and to 5.35% on February 28, 2015. Finally, on May 11, 2015, China’s central bank cut the rate to 5.10% in an effort to stimulate growth.

As always, thank you for your confidence in our stewardship of your assets.

Sincerely,

Jane Trust, CFA

President and Chief Executive Officer

June 26, 2015

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results. Forecasts and predictions are inherently limited and should not be relied upon as an indication of actual or future performance.

[i]	Gross domestic product (“GDP”) is the market value of all final goods and services produced within a country in a given period of time.

ii

The Institute for Supply Management’s PMI is based on a survey of purchasing executives who buy the raw materials for manufacturing at more than 350 companies. It offers an early reading on the health of the U.S. manufacturing sector.

iii

The Federal Reserve Board (“Fed”) is responsible for the formulation of policies designed to promote economic growth, full employment, stable prices and a sustainable pattern of international trade and payments.

iv

The federal funds rate is the rate charged by one depository institution on an overnight sale of immediately available funds (balances at the Federal Reserve) to another depository institution; the rate may vary from depository institution to depository institution and from day to day.

[v]	The European Central Bank (“ECB”) is responsible for the monetary system of the European Union and the euro currency.

IV	Western Asset Global Government Bond Fund

Fund overview

Q. What is the Fund’s investment strategy?

A. The Fund’s investment objective is to maximize total return, consisting of current income and capital appreciation. Under normal market conditions, the Fund invests at least 80% of its net assets in the debt and fixed-income securities issued by the U.S. government and non-U.S. governments and related agencies and instrumentalities (collectively, “Global Sovereign Issuers”). These securities can be denominated in either U.S. dollars or non-U.S. currencies. Under normal market conditions, the Fund invests in issuers located in at least three countries and no more than 25% of the Fund’s total assets may be invested in issuers located in any single non-U.S. country. The Fund may invest up to 35% of its total assets in debt and fixed income securities that are rated below investment grade at the time of purchase. Securities that are not rated in the Baa or BBB categories or above by one or more Nationally Recognized Statistical Rating Organization (“NRSROs”) or, if unrated, securities that we determine are of comparable quality at the time of purchase, are considered below investment grade. Securities rated below investment grade are commonly known as “junk bonds” or “high yield securities”. Global Sovereign Issuers may include, without limit, governments and related agencies and instrumentalities of emerging market countries.

The Fund may also enter into various exchange-traded and over-the-counter derivative transactions for both hedging and non-hedging purposes, including for purposes of enhancing returns. These derivative transactions include, but are not limited to, futures, options, and swaps. In particular, the Fund may use interest rate swaps, options, futures contracts to a significant extent, although the amounts invested in these instruments may change from time to time. The Fund may invest in mortgage-backed securities to a significant extent. Other instruments may also be used to a significant extent from time to time.

The Fund may use currency related transactions involving options, futures contracts, options on futures contracts, forward contracts, indexed securities and other derivative instruments. These instruments may be used without limit, for either hedging purposes, or to implement a currency investment strategy. The Fund will normally maintain a dollar-weighted average effective durationi between zero and ten years.

At Western Asset Management Company (“Western Asset”), we employ a fixed-income team approach that utilizes relevant staff in multiple offices around the world, with decisions derived from interaction among various investment management sector specialists. Western Asset investment personnel in those offices add local sector investment experience as well as the ability to trade in local markets. The sector teams are comprised of Western Asset’s senior portfolio management personnel, research analysts and an in-house economist. Under this team approach, management of client fixed-income portfolios will reflect a consensus of interdisciplinary views within the Western Asset organization.

Q. What were the overall market conditions during the Fund’s reporting period?

A. The spread sectors (non-Treasuries) were volatile at times and produced mixed results versus equal-durationii Treasuries over the twelve months ended May 31, 2015. Risk aversion was prevalent at times given mixed

Western Asset Global Government Bond Fund 2015 Annual Report	1

Fund overview (cont’d)

economic data, questions surrounding the outlook for global growth, changing monetary policy by the Federal Reserve Board (“Fed”)iii and other central banks, and several geopolitical issues.

In the U.S., short-term Treasury yields moved higher, whereas long-term Treasury yields declined during the twelve months ended May 31, 2015. Two-year Treasury yields rose from 0.37% at the beginning of the period to 0.61% at the end of the period. Their peak of 0.73% occurred toward the end of December 2014, and again on March 6, 2015, and they were as low as 0.34% on October 15, 2014. Ten-year Treasury yields were 2.48% at the beginning of the period and ended the period at 2.12%. Their peak of 2.66% occurred on June 17, 2014 and they reached a low of 1.68% at the end of January and early February 2015.

Growth outside the U.S. was mixed during the reporting period. There were some signs of improvement in the Eurozone, although inflation remained low. Growth in Japan also strengthened as the reporting period progressed. In contrast, growth in China moderated, which negatively impacted many commodity prices and growth rates in a number of emerging market countries.

All told, the global government bond market, as measured by the Citigroup World Government Bond Index (Unhedged),iv returned -8.04% during the twelve months ended May 31, 2015.

Q. How did we respond to these changing market conditions?

A. A number of adjustments were made to the Fund during the reporting period. We initiated a short position in the Australian dollar and put in place long positions in Philippine government bonds, U.S. high-yield corporate bonds and investment grade corporate bonds. Elsewhere, we increased the Fund’s allocations to Italian and Mexican government bonds, while positions in Poland and Brazil were reduced. We also pared the Fund’s positions in the euro, Japanese yen, Polish zloty and German bunds. We closed the Fund’s positions in the pound sterling, Chilean peso, New Zealand dollar and Chinese renminbi. We also closed the Fund’s long positions in U.S. dollar-denominated sovereign bonds in Hungary and Russia. Finally, we opened and subsequently closed long bond positions held in Russian local currency bonds. We also closed our position in South African local currency bonds.

The Fund employed interest rate futures and options during the reporting period to manage its yield curvev positioning and duration. The use of these instruments detracted from performance. We also used foreign exchange contracts to manage the Fund’s currency exposure. The use of these instruments contributed to performance.

Performance review

For the twelve months ended May 31, 2015, Class I shares of Western Asset Global Government Bond Fund returned 3.82%. The Fund’s unmanaged benchmark, the Citigroup World Government Bond Index (Unhedged), returned -8.04% for the same period. The Lipper International Income Funds Category Average1 returned -5.33% over the same time frame.

[1]

Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. Returns are based on the twelve-month period ended May 31, 2015, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 125 funds in the Fund’s Lipper category, and excluding sales charges.

2	Western Asset Global Government Bond Fund 2015 Annual Report

Performance Snapshot as of May 31, 2015 (unaudited)
(excluding sales charges)	6 months	12 months
Western Asset Global Government Bond Fund:
Class A	0.27%	3.49%
Class C	-0.24%	2.61%
Class R	0.02%	3.23%
Class I	0.40%	3.82%
Citigroup World Government Bond Index (Unhedged)	-4.39%	-8.04%
Lipper International Income Funds Category Average[1]	-3.37%	-5.33%

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Principal value, investment returns and yields will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance data current to the most recent month-end, please visit our website at www.leggmason.com/individualinvestors.

All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all Fund expenses. Returns have not been adjusted to include sales charges that may apply or the deduction of taxes that a shareholder would pay on Fund distributions. If sales charges were reflected, the performance quoted would be lower. Performance figures for periods shorter than one year represent cumulative figures and are not annualized.

Fund performance figures reflect fee waivers and/or expense reimbursements, without which the performance would have been lower.

The 30-Day SEC Yields for the period ended May 31, 2015 for Class A, Class C, Class R and Class I shares were 2.38%, 1.59%, 2.08% and 2.80%, respectively. Absent fee waivers and/or expense reimbursements, the 30-Day SEC Yields for Class A, Class C, Class R and Class I shares would have been 1.92%, 0.65%, 1.10% and 2.29%, respectively. The 30-Day SEC Yield is subject to change and is based on the yield to maturity of the Fund’s investments over a 30-day period and not on the dividends paid by the Fund, which may differ.

Total Annual Operating Expenses (unaudited)

As of the Fund’s current prospectus dated September 30, 2014, the gross total annual operating expense ratios for Class A, Class C, Class R and Class I shares were 1.80%, 2.39%, 2.03% and 1.26%, respectively.

Actual expenses may be higher. For example, expenses may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and Fund expense ratios are more likely to increase when markets are volatile.

As a result of expense limitation arrangements, the ratio of expenses, other than interest, brokerage commissions, taxes, extraordinary expenses and deferred organizational expenses, to average net assets is not expected to exceed 0.95% for Class A shares, 1.70% for Class C shares, 1.20% for Class R shares and 0.65% for Class I shares. These expense limitation arrangements cannot be terminated prior to December 31, 2016 without the Board of Directors’ consent.

[1]

Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. Returns are based on the period ended May 31, 2015, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 126 funds for the six-month period and among the 125 funds for the twelve-month period in the Fund’s Lipper category, and excluding sales charges.

Western Asset Global Government Bond Fund 2015 Annual Report	3

Fund overview (cont’d)

The manager is permitted to recapture amounts waived and/or reimbursed to a class within two years after the fiscal year in which the manager earned the fee or incurred the expense if the class’ total annual operating expenses have fallen to a level below the expense limitation (“expense cap”) in effect at the time the fees were earned or the expenses incurred. In no case will the manager recapture any amount that would result, on any particular business day of the Fund, in the class’ total annual operating expenses exceeding the expense cap or any other lower limit then in effect.

Q. What were the leading contributors to performance?

A. The largest contributor to the Fund’s relative performance during the reporting period was its positioning in a number of countries. In particular, long positions in New Zealand, Hungary, Italy, Poland, Turkey, South Korea and South Africa were beneficial for results. An overweight exposure to Brazilian inflation-linked bonds was also additive to results. Elsewhere, the Fund’s U.S. dollar-denominated sovereign bonds in Hungary, Russia and South Africa were positive for performance as emerging market sovereign spreads tightened over the period.

From a currency perspective, short positions in the euro, Japanese yen, Australian dollar and Swedish krona contributed to performance. Long positions in the Indian rupee and Chinese renminbi were also additive for results. Finally, the Fund benefited from allocations to U.S. high-yield and investment grade corporate bonds.

Q. What were the leading detractors from performance?

A. The largest detractor from relative performance was the Fund’s short position in the German bund at the beginning of the reporting period. This was a drag on results as German government bond yields fell during that time. A long position in Mexican government bonds also detracted from performance.

In terms of currencies, the Fund’s exposures to the Norwegian krone, New Zealand dollar, Turkish lira, Polish zloty, South Korean won, Mexican peso, South African rand and Brazilian real negatively impacted results. In addition, the Fund’s short position in the pound sterling detracted from performance as it strengthened during the reporting period.

Thank you for your investment in Western Asset Global Government Bond Fund. As always, we appreciate that you have chosen us to manage your assets and we remain focused on achieving the Fund’s investment goals.

Sincerely,

Western Asset Management Company

June 16, 2015

RISKS: Fixed-income securities involve interest rate, credit, inflation and reinvestment risks. As interest rates rise, the value of fixed-income securities falls. Derivatives, such as options, futures and swaps, can be illiquid, may disproportionately increase losses, and have a potentially large impact on Fund performance. International investments are subject to special risks including currency fluctuations and social, economic and political uncertainties, which could increase volatility. These risks are magnified in emerging markets. The use of leverage may increase volatility and possibility of loss. Asset-backed, mortgage-backed or mortgage-related securities are subject to prepayment and extension risks. The Fund is “non-diversified,”

4	Western Asset Global Government Bond Fund 2015 Annual Report

which means that it is permitted to invest a higher percentage of its assets in any one issuer than a diversified fund. This may magnify the Fund’s losses from events affecting a particular issuer. Please see the Fund’s prospectus for a more complete discussion of these and other risks, and the Fund’s investment strategies.

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results. All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

[i]

Effective duration measures the expected sensitivity of market price to changes in interest rates, taking into account the effects of structural complexities. (For example, some bonds can be prepaid by the issuer.)

ii

Duration is the measure of the price sensitivity of a fixed-income security to an interest rate change of 100 basis points. Calculation is based on the weighted average of the present values for all cash flows.

iii

The Federal Reserve Board (“Fed”) is responsible for the formulation of policies designed to promote economic growth, full employment, stable prices, and a sustainable pattern of international trade and payments.

iv	The Citigroup World Government Bond Index (Unhedged) is a market-capitalization-weighted index consisting of the government bond markets of 23 countries.

[v]	The yield curve is the graphical depiction of the relationship between the yield on bonds of the same credit quality but different maturities.

Western Asset Global Government Bond Fund 2015 Annual Report	5

Fund at a glance† (unaudited)

Investment breakdown (%) as a percent of total investments

†	The bar graph above represents the composition of the Fund’s investments as of May 31, 2015 and May 31, 2014 and does not include derivatives such as futures contracts and forward foreign currency contracts. The Fund is actively managed. As a result, the composition of the Fund’s investments is subject to change at any time.

6	Western Asset Global Government Bond Fund 2015 Annual Report

Fund expenses (unaudited)

Example

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including front-end and back-end sales charges (loads) on purchase payments; and (2) ongoing costs, including management fees; service and/or distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested on December 1, 2014 and held for the six months ended May 31, 2015.

Actual expenses

The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period”.

Hypothetical example for comparison purposes

The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or back-end sales charges (loads). Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Based on actual total return[1]						Based on hypothetical total return[1]
	Actual Total Return Without Sales Charge[2]	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[3]		Hypothetical Annualized Total Return	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[3]
Class A	0.27%	$1,000.00	$1,002.70	0.95%	$4.74	Class A	5.00%	$1,000.00	$1,020.19	0.95%	$4.78
Class C	-0.24	1,000.00	997.60	1.70	8.47	Class C	5.00	1,000.00	1,016.45	1.70	8.55
Class R	0.02	1,000.00	1,000.20	1.20	5.98	Class R	5.00	1,000.00	1,018.95	1.20	6.04
Class I	0.40	1,000.00	1,004.00	0.65	3.25	Class I	5.00	1,000.00	1,021.69	0.65	3.28

Western Asset Global Government Bond Fund 2015 Annual Report	7

Fund expenses (unaudited) (cont’d)

[1]	For the six months ended May 31, 2015.

[2]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A shares or the applicable contingent deferred sales charge (“CDSC”) with respect to Class C shares. Total return is not annualized, as it may not be representative of the total return for the year. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]

Expenses (net of compensating balance arrangements, fee waivers and/or expense reimbursements) are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (182), then divided by 365.

8	Western Asset Global Government Bond Fund 2015 Annual Report

Fund performance (unaudited)

Average annual total returns
Without sales charges[1]	Class A	Class C	Class R	Class I
Twelve Months Ended 5/31/15	3.49%	2.61%	3.23%	3.82%
Five Years Ended 5/31/15	N/A	N/A	N/A	2.61
Ten Years Ended 5/31/15	N/A	N/A	N/A	3.59
Inception* through 5/31/15	2.12	1.26	1.84	—

With sales charges[2]	Class A	Class C	Class R	Class I
Twelve Months Ended 5/31/15	-0.87%	1.61%	3.23%	3.82%
Five Years Ended 5/31/15	N/A	N/A	N/A	2.61
Ten Years Ended 5/31/15	N/A	N/A	N/A	3.59
Inception* through 5/31/15	0.70	1.26	1.84	—

Cumulative total returns
Without sales charges[1]
Class A (Inception date of 4/30/12 through 5/31/15)	6.68%
Class C (Inception date of 4/30/12 through 5/31/15)	3.93
Class R (Inception date of 4/30/12 through 5/31/15)	5.78
Class I (5/31/05 through 5/31/15)	42.29

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower.

[1]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A shares or the applicable contingent deferred sales charge (“CDSC”) with respect to Class C shares.

[2]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value. In addition, Class A shares reflect the deduction of the maximum initial sales charge of 4.25%. Class C shares reflect the deduction of a 1.00% CDSC, which applies if shares are redeemed within one year from purchase payment.

*	Inception dates for Class A, C, R and I shares are April 30, 2012, April 30, 2012, April 30, 2012 and July 15, 1998, respectively.

Western Asset Global Government Bond Fund 2015 Annual Report	9

Fund performance (unaudited) (cont’d)

Historical performance

Value of $1,000,000 invested in

Class I Shares of Western Asset Global Government Bond Fund vs. Citigroup World Government Bond Index (Unhedged) †‡ — May 2005 - May 2015

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower.

†	Hypothetical illustration of $1,000,000 invested in Class I shares of Western Asset Global Government Bond Fund on May 31, 2005, assuming the reinvestment of all distributions, including returns of capital, if any, at net asset value through May 31, 2015. The hypothetical illustration also assumes a $1,000,000 investment in the Citigroup World Government Bond Index (Unhedged). The Citigroup World Government Bond Index (Unhedged) is a market-capitalization-weighted index consisting of the government bond markets of 23 countries. The Index is unmanaged and not subject to the same management and trading expenses as a mutual fund. Please note that an investor cannot invest directly in an index. The performance of the Fund’s other classes may be greater or less than the performance of Class I shares indicated on this chart, depending on whether greater or lesser sales charges and fees were incurred by shareholders investing in the other classes.

‡	Prior to August 1, 2012, the Fund followed different investment strategies under the name Western Asset Non-U.S. Opportunity Bond Fund.

10	Western Asset Global Government Bond Fund 2015 Annual Report

Spread duration (unaudited)

Economic exposure — May 31, 2015

Spread duration measures the sensitivity to changes in spreads. The spread over Treasuries is the annual risk-premium demanded by investors to hold non-Treasury securities. Spread duration is quantified as the % change in price resulting from a 100 basis points change in spreads. For a security with positive spread duration, an increase in spreads would result in a price decline and a decline in spreads would result in a price increase. This chart highlights the market sector exposure of the Fund’s sectors relative to the selected benchmark sectors as of the end of the reporting period.

Benchmark	— Citigroup World Government Bond Index (Unhedged)
EM	— Emerging Markets
HY	— High Yield
WA Global Govt.	— Western Asset Global Government Bond Fund

Western Asset Global Government Bond Fund 2015 Annual Report	11

Effective duration (unaudited)

Interest rate exposure — May 31, 2015

Effective duration measures the sensitivity to changes in relevant interest rates. Effective duration is quantified as the % change in price resulting from a 100 basis points change in interest rates. For a security with positive effective duration, an increase in interest rates would result in a price decline and a decline in interest rates would result in a price increase. This chart highlights the interest rate exposure of the Fund’s sectors relative to the selected benchmark sectors as of the end of the reporting period.

Benchmark	— Citigroup World Government Bond Index (Unhedged)
EM	— Emerging Markets
HY	— High Yield
WA Global Govt.	— Western Asset Global Government Bond Fund

12	Western Asset Global Government Bond Fund 2015 Annual Report

Schedule of investments

May 31, 2015

Western Asset Global Government Bond Fund

Security	Rate	Maturity Date	Face Amount†		Value
Sovereign Bonds — 64.5%
Germany — 0.9%
Bundesrepublik Deutschland, Bonds	2.500%	8/15/46	140,000	EUR	$209,544
Hungary — 4.1%
Republic of Hungary, Bonds	5.500%	6/24/25	221,570,000	HUF	918,462
Italy — 6.6%
Italy Buoni Poliennali Del Tesoro, Bonds	3.250%	9/1/46	1,010,000	EUR	1,200,058	(a)
Italy Buoni Poliennali Del Tesoro, Senior Bonds	4.750%	9/1/44	200,000	EUR	301,656	(a)
Total Italy					1,501,714
Malaysia — 4.3%
Federation of Malaysia, Senior Bonds	4.012%	9/15/17	3,550,000	MYR	982,327
Mexico — 16.3%
United Mexican States, Bonds	8.000%	6/11/20	29,820,000	MXN	2,158,766
United Mexican States, Bonds	8.500%	11/18/38	6,590,000	MXN	518,978
United Mexican States, Bonds	7.750%	11/13/42	13,873,000	MXN	1,017,657
Total Mexico					3,695,401
New Zealand — 4.2%
Republic of New Zealand, Senior Bonds	3.000%	4/15/20	1,370,000	NZD	963,209	(a)
Philippines — 5.0%
Republic of the Philippines, Senior Bonds	3.900%	11/26/22	50,000,000	PHP	1,123,696
Poland — 2.2%
Republic of Poland, Bonds	3.250%	7/25/25	1,830,000	PLN	502,585
South Korea — 20.9%
Republic of Korea, Senior Bonds	5.750%	9/10/18	3,452,210,000	KRW	3,502,835
Republic of Korea, Senior Bonds	4.250%	6/10/21	1,221,790,000	KRW	1,238,628
Total South Korea					4,741,463
Total Sovereign Bonds (Cost — $15,620,751)					14,638,401
Corporate Bonds & Notes — 2.8%
Energy — 2.8%
Energy Equipment & Services — 0.2%
Atwood Oceanics Inc., Senior Notes	6.500%	2/1/20	40,000		39,000
Oil, Gas & Consumable Fuels — 2.6%
California Resources Corp., Senior Notes	6.000%	11/15/24	50,000		46,000
Chesapeake Energy Corp., Senior Notes	4.875%	4/15/22	20,000		19,050
Chesapeake Energy Corp., Senior Notes	5.750%	3/15/23	20,000		19,750
Crestwood Midstream Partners LP, Senior Notes	6.000%	12/15/20	40,000		41,900
Ecopetrol SA, Senior Bonds	4.125%	1/16/25	60,000		56,730
Ecopetrol SA, Senior Notes	5.875%	9/18/23	103,000		110,674
Petrobras Global Finance BV, Senior Notes	6.250%	3/17/24	230,000		228,482

See Notes to Financial Statements.

Western Asset Global Government Bond Fund 2015 Annual Report	13

Schedule of investments (cont’d)

May 31, 2015

Western Asset Global Government Bond Fund

Security	Rate	Maturity Date	Face Amount†		Value
Oil, Gas & Consumable Fuels — continued
QEP Resources Inc., Senior Notes	6.875%	3/1/21	10,000		$10,675
QEP Resources Inc., Senior Notes	5.250%	5/1/23	10,000		10,000
Range Resources Corp., Senior Subordinated Notes	5.750%	6/1/21	40,000		41,500
Range Resources Corp., Senior Subordinated Notes	5.000%	3/15/23	10,000		10,000
Total Oil, Gas & Consumable Fuels					594,761
Total Corporate Bonds & Notes (Cost — $622,670)					633,761
Non-U.S. Treasury Inflation Protected Securities — 6.7%
Brazil — 6.7%
Federative Republic of Brazil, Notes (Cost — $2,008,969)	6.000%	8/15/50	4,664,094	BRL	1,517,169
U.S. Government & Agency Obligations — 3.4%
U.S. Government Obligations — 3.4%
U.S. Treasury Notes (Cost — $769,787)	1.500%	12/31/18	770,000		779,685
Total Investments before Short-Term Investments (Cost — $19,022,177)					17,569,016
Short-Term Investments — 7.1%
Repurchase Agreements — 7.1%
Goldman Sachs & Co. repurchase agreement dated 5/29/15; Proceeds at maturity — $1,600,012; (Fully collateralized by U.S. government agency obligations, 1.250% due 1/30/17; Market value — $1,634,150) (Cost — $1,600,000)	0.090%	6/1/15	1,600,000		1,600,000
Total Investments — 84.5% (Cost — $20,622,177#)					19,169,016
Other Assets in Excess of Liabilities — 15.5%					3,523,075
Total Net Assets — 100.0%					$22,692,091

†	Face amount denominated in U.S. dollars, unless otherwise noted.

(a)

Security is exempt from registration under Regulation S of the Securities Act of 1933. Regulation S applies to securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States. This security has been deemed liquid pursuant to guidelines approved by the Board of Directors, unless otherwise noted.

#	Aggregate cost for federal income tax purposes is $20,941,145.

Abbreviations used in this schedule:
BRL	— Brazilian Real
EUR	— Euro
HUF	— Hungarian Forint
KRW	— South Korean Won
MXN	— Mexican Peso
MYR	— Malaysian Ringgit
NZD	— New Zealand Dollar
PHP	— Philippine Peso
PLN	— Polish Zloty

See Notes to Financial Statements.

14	Western Asset Global Government Bond Fund 2015 Annual Report

Western Asset Global Government Bond Fund

Summary of Investments by Country* (unaudited)
South Korea	24.7%
Mexico	19.3
Brazil	9.1
Italy	7.8
Philippines	5.9
United States	5.3
Malaysia	5.1
New Zealand	5.0
Hungary	4.8
Poland	2.6
Germany	1.1
Colombia	0.9
Short-Term Investments	8.4
100.0%

*	As a percentage of total investments. Please note that the Fund holdings are as of May 31, 2015 and are subject to change.

See Notes to Financial Statements.

Western Asset Global Government Bond Fund 2015 Annual Report	15

Statement of assets and liabilities

May 31, 2015

Assets:
Investments, at value (Cost — $20,622,177)	$19,169,016
Foreign currency, at value (Cost — $105,425)	95,454
Cash	1,105,893
Receivable for Fund shares sold	2,018,191
Unrealized appreciation on forward foreign currency contracts	640,373
Interest receivable	321,637
Foreign currency collateral for open futures contracts, at value (Cost — $156,519)	160,462
Receivable from broker — variation margin on open futures contracts	38,929
Deposits with brokers for open futures contracts	18,739
Receivable from investment manager	1,023
Prepaid expenses	55,889
Total Assets	23,625,606

Liabilities:
Payable for securities purchased	641,889
Unrealized depreciation on forward foreign currency contracts	220,353
Directors’ fees payable	109
Service and/or distribution fees payable	55
Accrued expenses	71,109
Total Liabilities	933,515
Total Net Assets	$22,692,091

Net Assets:
Par value (Note 7)	$2,534
Paid-in capital in excess of par value	24,872,640
Undistributed net investment income	389,661
Accumulated net realized loss on investments, futures contracts, written options and foreign currency transactions	(1,559,748)
Net unrealized depreciation on investments, futures contracts and foreign currencies	(1,012,996)
Total Net Assets	$22,692,091

Shares Outstanding:
Class A	22,207
Class C	1,175
Class R	1,183
Class I	2,508,959

Net Asset Value:
Class A (and redemption price)	$8.95
Class C*	$8.85
Class R (and redemption price)	$8.94
Class I (and redemption price)	$8.96
Maximum Public Offering Price Per Share:
Class A (based on maximum initial sales charge of 4.25%)	$9.35

*	Redemption price per share is NAV of Class C shares reduced by a 1.00% CDSC, if shares are redeemed within one year from purchase payment (See Note 2).

See Notes to Financial Statements.

16	Western Asset Global Government Bond Fund 2015 Annual Report

Statement of operations

For the Year Ended May 31, 2015

Investment Income:
Interest	$990,645
Less: Foreign taxes withheld	(36,120)
Total Investment Income	954,525

Expenses:
Investment management fee (Note 2)	100,899
Registration fees	70,044
Audit and tax fees	40,376
Custody fees	20,967
Shareholder reports	17,891
Fund accounting fees	17,862
Transfer agent fees (Note 5)	7,750
Insurance	1,543
Directors’ fees	869
Legal fees	587
Service and/or distribution fees (Notes 2 and 5)	577
Miscellaneous expenses	5,584
Total Expenses	284,949
Less: Fee waivers and/or expense reimbursements (Notes 2 and 5)	(138,534)
Net Expenses	146,415
Net Investment Income	808,110

Realized and Unrealized Gain (Loss) on Investments, Futures Contracts, Written Options and Foreign Currency Transactions (Notes 1, 3 and 4):
Net Realized Gain (Loss) From:
Investment transactions	(632,238)	[1]
Futures contracts	(311,436)
Written options	16,783
Foreign currency transactions	2,091,518
Net Realized Gain	1,164,627
Change in Net Unrealized Appreciation (Depreciation) From:
Investments	(1,633,113)
Futures contracts	72,280
Foreign currencies	438,278
Change in Net Unrealized Appreciation (Depreciation)	(1,122,555)
Net Gain on Investments, Futures Contracts, Written Options and Foreign Currency Transactions	42,072
Increase in Net Assets from Operations	$850,182

[1]	Net of foreign capital gains tax of $5,858.

See Notes to Financial Statements.

Western Asset Global Government Bond Fund 2015 Annual Report	17

Statements of changes in net assets

For the Year Ended May 31, 2015, the Period Ended May 31, 2014 and the Year Ended December 31, 2013	2015	2014[1]	2013

Operations:
Net investment income	$808,110	$496,566	$1,733,553
Net realized gain (loss)	1,164,627	(1,334,363)	(1,688,797)
Change in net unrealized appreciation (depreciation)	(1,122,555)	2,105,105	(2,912,658)
Increase (Decrease) in Net Assets from Operations	850,182	1,267,308	(2,867,902)

Distributions to Shareholders From (Notes 1 and 6):
Net investment income	(555,976)	(57,042)	(1,355,101)
Net realized gains	—	—	(323,669)
Decrease in Net Assets from Distributions to Shareholders	(555,976)	(57,042)	(1,678,770)

Fund Share Transactions (Note 7):
Net proceeds from sale of shares	4,885,284	1,378,567	9,916,856
Reinvestment of distributions	416,018	39,814	1,029,783
Cost of shares repurchased	(7,292,162)	(8,893,753)	(42,034,784)
Decrease in Net Assets from Fund Share Transactions	(1,990,860)	(7,475,372)	(31,088,145)
Decrease in Net Assets	(1,696,654)	(6,265,106)	(35,634,817)

Net Assets:
Beginning of year	24,388,745	30,653,851	66,288,668
End of year*	$22,692,091	$24,388,745	$30,653,851
*Includes undistributed (overdistributed) net investment income, respectively, of:	$389,661	$(334,829)	$(774,353)

[1]	For the period January 1, 2014 through May 31, 2014.

See Notes to Financial Statements.

18	Western Asset Global Government Bond Fund 2015 Annual Report

Financial highlights

For a share of each class of capital stock outstanding throughout each year ended May 31, unless otherwise noted:
Class A Shares[1]	2015	2014[2]	2013[3]	2012[4]

Net asset value, beginning of year	$8.86	$8.45	$9.32	$9.56

Income (loss) from operations:
Net investment income	0.29	0.15	0.29	0.16
Net realized and unrealized gain (loss)	0.02	0.28	(0.88)	0.28
Total income (loss) from operations	0.31	0.43	(0.59)	0.44

Less distributions from:
Net investment income	(0.22)	(0.02)	(0.22)	(0.68)
Net realized gains	—	—	(0.06)	—
Total distributions	(0.22)	(0.02)	(0.28)	(0.68)

Net asset value, end of year	$8.95	$8.86	$8.45	$9.32
Total return[5]	3.49%	5.06%	(6.34)%	4.77%

Net assets, end of year (000s)	$199	$105	$134	$11

Ratios to average net assets:
Gross expenses	1.60%	1.92%[6]	1.49%	1.35%[6]
Net expenses[7,8]	0.95	0.95 [6]	0.95	0.95 [6]
Net investment income	3.25	4.12 [6]	3.38	2.45 [6]

Portfolio turnover rate	127%	59%	97%	219%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the period January 1, 2014 through May 31, 2014.

[3]	For the year ended December 31.

[4]	For the period April 30, 2012 (inception date) to December 31, 2012.

[5]

Performance figures, exclusive of sales charges, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[6]	Annualized.

[7]	Reflects fee waivers and/or expense reimbursements.

[8]

As a result of an expense limitation arrangement, the ratio of expenses, other than interest, brokerage commissions, taxes, extraordinary expenses and deferred organizational expenses, to average net assets of Class A shares did not exceed 0.95%. This expense limitation arrangement cannot be terminated prior to December 31, 2016 without the Board of Directors’ consent.

See Notes to Financial Statements.

Western Asset Global Government Bond Fund 2015 Annual Report	19

Financial highlights (cont’d)

For a share of each class of capital stock outstanding throughout each year ended May 31, unless otherwise noted:
Class C Shares[1]	2015	2014[2]	2013[3]	2012[4]

Net asset value, beginning of year	$8.78	$8.40	$9.29	$9.56

Income (loss) from operations:
Net investment income	0.23	0.12	0.23	0.14
Net realized and unrealized gain (loss)	0.00 [5]	0.28	(0.90)	0.26
Total income (loss) from operations	0.23	0.40	(0.67)	0.40

Less distributions from:
Net investment income	(0.16)	(0.02)	(0.16)	(0.67)
Net realized gains	—	—	(0.06)	—
Total distributions	(0.16)	(0.02)	(0.22)	(0.67)

Net asset value, end of year	$8.85	$8.78	$8.40	$9.29
Total return[6]	2.61%	4.73%	(7.24)%	4.26%

Net assets, end of year (000s)	$10	$10	$10	$43

Ratios to average net assets:
Gross expenses	2.46%	2.78%[7]	2.50%	2.18%[7]
Net expenses[8,9]	1.70	1.70 [7]	1.70	1.69 [7]
Net investment income	2.54	3.39 [7]	2.48	2.20 [7]

Portfolio turnover rate	127%	59%	97%	219%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the period January 1, 2014 through May 31, 2014.

[3]	For the year ended December 31.

[4]	For the period April 30, 2012 (inception date) to December 31, 2012.

[5]	Amount represents less than $0.005 per share.

[6]

Performance figures, exclusive of CDSC, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[7]	Annualized.

[8]	Reflects fee waivers and/or expense reimbursements.

[9]

As a result of an expense limitation arrangement, the ratio of expenses, other than interest, brokerage commissions, taxes, extraordinary expenses and deferred organizational expenses, to average net assets of Class C shares did not exceed 1.70%. This expense limitation arrangement cannot be terminated prior to December 31, 2016 without the Board of Directors’ consent.

See Notes to Financial Statements.

20	Western Asset Global Government Bond Fund 2015 Annual Report

For a share of each class of capital stock outstanding throughout each year ended May 31, unless otherwise noted:

Class R Shares[1]	2015	2014[2]	2013[3]	2012[4]

Net asset value, beginning of year	$8.85	$8.46	$9.32	$9.56

Income (loss) from operations:
Net investment income	0.28	0.14	0.27	0.14
Net realized and unrealized gain (loss)	0.00 [5]	0.27	(0.87)	0.29
Total income (loss) from operations	0.28	0.41	(0.60)	0.43

Less distributions from:
Net investment income	(0.19)	(0.02)	(0.20)	(0.67)
Net realized gains	—	—	(0.06)	—
Total distributions	(0.19)	(0.02)	(0.26)	(0.67)

Net asset value, end of year	$8.94	$8.85	$8.46	$9.32
Total return[6]	3.23%	4.81%	(6.53)%	4.60%

Net assets, end of year (000s)	$11	$11	$10	$10

Ratios to average net assets:
Gross expenses	2.09%	2.11%[7]	1.92%	1.60%[7]
Net expenses[8,9]	1.20	1.20 [7]	1.20	1.19 [7]
Net investment income	3.08	3.89 [7]	3.07	2.21 [7]

Portfolio turnover rate	127%	59%	97%	219%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the period January 1, 2014 through May 31, 2014.

[3]	For the year ended December 31.

[4]	For the period April 30, 2012 (inception date) to December 31, 2012.

[5]	Amount represents less than $0.005 per share.

[6]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[7]	Annualized.

[8]	Reflects fee waivers and/or expense reimbursements.

[9]

As a result of an expense limitation arrangement, the ratio of expenses, other than interest, brokerage commissions, taxes, extraordinary expenses and deferred organizational expenses, to average net assets of Class R shares did not exceed 1.20%. This expense limitation arrangement cannot be terminated prior to December 31, 2016 without the Board of Directors’ consent.

See Notes to Financial Statements.

Western Asset Global Government Bond Fund 2015 Annual Report	21

Financial highlights (cont’d)

For a share of each class of capital stock outstanding throughout each year ended May 31, unless otherwise noted:
Class I Shares[1,2]	2015	2014[3]	2013[4]	2012[4]	2011[4]	2010[4]

Net asset value, beginning of year	$8.86	$8.45	$9.32	$9.25	$9.60	$9.14

Income (loss) from operations:
Net investment income	0.32	0.16	0.33	0.23	0.24	0.25
Net realized and unrealized gain (loss)	0.02	0.27	(0.89)	0.54	(0.14)	0.33
Total income (loss) from operations	0.34	0.43	(0.56)	0.77	0.10	0.58

Less distributions from:
Net investment income	(0.24)	(0.02)	(0.25)	(0.70)	(0.45)	(0.11)
Net realized gains	—	—	(0.06)	—	(0.00) [5]	(0.01)
Total distributions	(0.24)	(0.02)	(0.31)	(0.70)	(0.45)	(0.12)

Net asset value, end of year	$8.96	$8.86	$8.45	$9.32	$9.25	$9.60
Total return[6]	3.82%	5.08%	(6.03)%	8.51%	1.03%	6.28%

Net assets, end of year (000s)	$22,472	$24,263	$30,500	$66,225	$89,467	$76,609

Ratios to average net assets:
Gross expenses	1.27%	1.32%[7]	1.03%[8]	0.76%	0.76%	0.78%
Net expenses[9],10	0.65	0.65 [7]	0.65 [8]	0.67	0.72	0.74
Net investment income	3.61	4.43 [7]	3.62	2.38	2.48	2.59

Portfolio turnover rate	127%	59%	97%	219%	132%	92%

[1]	In April 2010, Institutional Class shares were renamed Class I shares.

[2]	Per share amounts have been calculated using the average shares method.

[3]	For the period January 1, 2014 through May 31, 2014.

[4]	For the year ended December 31.

[5]	Amount represents less than $0.005 per share.

[6]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[7]	Annualized.

[8]	Reflects recapture of expenses waived/reimbursed from prior fiscal years.

[9]	Reflects fee waivers and/or expense reimbursements.

[10]

Effective May 1, 2012, as a result of an expense limitation arrangement, the ratio of expenses, other than interest, brokerage commissions, taxes, extraordinary expenses and deferred organizational expenses, to average net assets of Class I shares did not exceed 0.65%. This expense limitation arrangement cannot be terminated prior to December 31, 2016 without the Board of Directors’ consent. Prior to May 1, 2012, the investment manager had contractually agreed to waive fees and/or reimburse operating expenses at an annual rate of 0.04%.

See Notes to Financial Statements.

22	Western Asset Global Government Bond Fund 2015 Annual Report

Notes to financial statements

1. Organization and significant accounting policies

Western Asset Global Government Bond Fund (the “Fund”) is a separate non-diversified investment series of Western Asset Funds, Inc. (the “Corporation”). The Corporation, a Maryland corporation, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ. Subsequent events have been evaluated through the date the financial statements were issued.

(a) Investment valuation. The valuations for fixed income securities (which may include, but are not limited to, corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of valuation techniques and methodologies. The independent third party pricing services use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Short-term fixed income securities that will mature in 60 days or less are valued at amortized cost, unless it is determined that using this method would not reflect an investment’s fair value. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. When the Fund holds securities or other assets that are denominated in a foreign currency, the Fund will normally use the currency exchange rates as of 4:00 p.m. (Eastern Time). If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers or at the transaction price if the security has recently been purchased and no value has yet been obtained from a pricing service or pricing broker. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Directors.

The Board of Directors is responsible for the valuation process and has delegated the supervision of the daily valuation process to the Legg Mason North Atlantic Fund Valuation Committee (formerly, Legg Mason North American Fund Valuation Committee) (the “Valuation Committee”). The Valuation Committee, pursuant to the policies adopted by the Board of Directors, is responsible for making fair value determinations, evaluating the

Western Asset Global Government Bond Fund 2015 Annual Report	23

Notes to financial statements (cont’d)

effectiveness of the Fund’s pricing policies, and reporting to the Board of Directors. When determining the reliability of third party pricing information for investments owned by the Fund, the Valuation Committee, among other things, conducts due diligence reviews of pricing vendors, monitors the daily change in prices and reviews transactions among market participants.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances. Examples of possible factors include, but are not limited to, the type of security; the issuer’s financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts’ research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Directors, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such back testing monthly and fair valuation occurrences are reported to the Board of Directors quarterly.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

GAAP establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

•	Level 1 — quoted prices in active markets for identical investments

•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

24	Western Asset Global Government Bond Fund 2015 Annual Report

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities carried at fair value:

ASSETS
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Long-term investments†:
Sovereign bonds	—	$14,638,401	—	$14,638,401
Corporate bonds & notes	—	633,761	—	633,761
Non-U.S. Treasury inflation protected securities	—	1,517,169	—	1,517,169
U.S. government & agency obligations	—	779,685	—	779,685
Total long-term investments	—	$17,569,016	—	$17,569,016
Short-term investments†	—	1,600,000	—	1,600,000
Total investments	—	$19,169,016	—	$19,169,016
Other financial instruments:
Futures contracts	$44,116	—	—	$44,116
Forward foreign currency contracts	—	$640,373	—	640,373
Total other financial instruments	$44,116	$640,373	—	$684,489
Total	$44,116	$19,809,389	—	$19,853,505

LIABILITIES
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Other financial instruments:
Futures contracts	$4,779	—	—	$4,779
Forward foreign currency contracts	—	$220,353	—	220,353
Total	$4,779	$220,353	—	$225,132

†	See Schedule of Investments for additional detailed categorizations.

(b) Repurchase agreements. The Fund may enter into repurchase agreements with institutions that its investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. Under the terms of a typical repurchase agreement, the Fund acquires a debt security subject to an obligation of the seller to repurchase, and of the Fund to resell, the security at an agreed-upon price and time, thereby determining the yield during the Fund’s holding period. When entering into repurchase agreements, it is the Fund’s policy that its custodian or a third party custodian, acting on the Fund’s behalf, take possession of the underlying collateral securities, the market value of which, at all times, at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction maturity exceeds one business day, the value of the collateral is marked-to-market and measured against the value of the agreement in an effort to ensure the adequacy of the collateral. If the counterparty defaults, the Fund generally has the right to use the collateral to satisfy the terms of the repurchase transaction. However, if

Western Asset Global Government Bond Fund 2015 Annual Report	25

Notes to financial statements (cont’d)

the market value of the collateral declines during the period in which the Fund seeks to assert its rights or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

(c) Forward foreign currency contracts. The Fund enters into a forward foreign currency contract to hedge exposure of bond positions or in an attempt to increase the Fund’s return. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price with delivery and settlement at a future date. The contract is marked-to-market daily and the change in value is recorded by the Fund as an unrealized gain or loss. When a forward foreign currency contract is closed, through either delivery or offset by entering into another forward foreign currency contract, the Fund recognizes a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it is closed.

Forward foreign currency contracts involve elements of market risk in excess of the amounts reflected on the Statement of Assets and Liabilities. The Fund bears the risk of an unfavorable change in the foreign exchange rate underlying the forward foreign currency contract. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

(d) Futures contracts. The Fund uses futures contracts generally to gain exposure to, or hedge against, changes in interest rates or gain exposure to, or hedge against, changes in certain asset classes. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.

Upon entering into a futures contract, the Fund is required to deposit cash or cash equivalents with a broker in an amount equal to a certain percentage of the contract amount. This is known as the ‘‘initial margin’’ and subsequent payments (‘‘variation margin’’) are made or received by the Fund each day, depending on the daily fluctuation in the value of the contract. For certain futures, including foreign denominated futures, variation margin is not settled daily, but is recorded as a net variation margin payable or receivable. The daily changes in contract value are recorded as unrealized gains or losses in the Statement of Operations and the Fund recognizes a realized gain or loss when the contract is closed.

Futures contracts involve, to varying degrees, risk of loss in excess of the amounts reflected in the financial statements. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(e) Written options. When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability, the value of which is marked-to-market daily to reflect the current market value of the option written. If the option expires, the premium received is recorded as a realized gain. When a written call option is exercised, the difference between the premium received plus the option exercise price and the Fund’s basis in the underlying security (in the case of a covered written call option), or the cost to purchase the underlying security (in the case of an uncovered written call option), including brokerage commission, is recognized as a realized gain or loss. When a written put option is

26	Western Asset Global Government Bond Fund 2015 Annual Report

exercised, the amount of the premium received is subtracted from the cost of the security purchased by the Fund from the exercise of the written put option to form the Fund’s basis in the underlying security purchased. The writer or buyer of an option traded on an exchange can liquidate the position before the exercise of the option by entering into a closing transaction. The cost of a closing transaction is deducted from the original premium received resulting in a realized gain or loss to the Fund.

The risk in writing a covered call option is that the Fund may forego the opportunity of profit if the market price of the underlying security increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the underlying security decreases and the option is exercised. The risk in writing an uncovered call option is that the Fund is exposed to the risk of loss if the market price of the underlying security increases. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(f) Purchased options. When the Fund purchases an option, an amount equal to the premium paid by the Fund is recorded as an investment on the Statement of Assets and Liabilities, the value of which is marked-to-market to reflect the current market value of the option purchased. If the purchased option expires, the Fund realizes a loss equal to the amount of premium paid. When an instrument is purchased or sold through the exercise of an option, the related premium paid is added to the basis of the instrument acquired or deducted from the proceeds of the instrument sold. The risk associated with purchasing put and call options is limited to the premium paid.

(g) Options on futures contracts. An option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in the underlying futures contract at the specified option exercise price at any time prior to the expiration date of the option. Upon exercise of an option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer’s futures margin account that represents the amount by which the market price of the futures contract exceeds (in the case of a call) or is less than (in the case of a put) the exercise price of the option on the futures contract. The potential for loss related to the purchase of an option on a futures contract is limited to the premium paid for the option plus transaction costs. Because the value of the option is fixed at the point of purchase, there are no daily cash payments by the purchaser to reflect changes in the value of the underlying contract; however, the value of the option changes daily and that change would be reflected in the net asset value of the Fund. The potential for loss related to writing call options is unlimited. The potential for loss related to writing put options is limited only by the aggregate strike price of the put option less the premium received.

(h) Inflation-indexed bonds. Inflation-indexed bonds are fixed-income securities whose principal value or interest rate is periodically adjusted according to the rate of inflation. As the index measuring inflation changes, the principal value or interest rate of inflation-indexed bonds will be adjusted accordingly. Inflation adjustments to the principal amount of inflation-indexed bonds are reflected as an increase or decrease to investment income on

Western Asset Global Government Bond Fund 2015 Annual Report	27

Notes to financial statements (cont’d)

the Statement of Operations. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

(i) Foreign currency translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

The Fund does not isolate that portion of the results of operations resulting from fluctuations in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, including gains and losses on forward foreign currency contracts, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the values of assets and liabilities, other than investments in securities, on the date of valuation, resulting from changes in exchange rates.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

(j) Credit and market risk. The Fund invests in high-yield and emerging market instruments that are subject to certain credit and market risks. The yields of high-yield and emerging market debt obligations reflect, among other things, perceived credit and market risks. The Fund’s investments in securities rated below investment grade typically involve risks not associated with higher rated securities including, among others, greater risk related to timely and ultimate payment of interest and principal, greater market price volatility and less liquid secondary market trading. The consequences of political, social, economic or diplomatic changes may have disruptive effects on the market prices of investments held by the Fund. The Fund’s investments in non-U.S. dollar denominated securities may also result in foreign currency losses caused by devaluations and exchange rate fluctuations.

(k) Foreign investment risks. The Fund’s investments in foreign securities may involve risks not present in domestic investments. Since securities may be denominated in foreign currencies, may require settlement in foreign currencies or pay interest or dividends in

28	Western Asset Global Government Bond Fund 2015 Annual Report

foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Fund. Foreign investments may also subject the Fund to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which affect the market and/or credit risk of the investments.

(l) Counterparty risk and credit-risk-related contingent features of derivative instruments. The Fund may invest in certain securities or engage in other transactions, where the Fund is exposed to counterparty credit risk in addition to broader market risks. The Fund may invest in securities of issuers, which may also be considered counterparties as trading partners in other transactions. This may increase the risk of loss in the event of default or bankruptcy by the counterparty or if the counterparty otherwise fails to meet its contractual obligations. The Fund’s investment manager attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment and (iii) requiring collateral from the counterparty for certain transactions. Market events and changes in overall economic conditions may impact the assessment of such counterparty risk by the investment manager. In addition, declines in the values of underlying collateral received may expose the Fund to increased risk of loss.

The Fund has entered into master agreements with certain of its derivative counterparties that provide for general obligations, representations, agreements, collateral, events of default or termination and credit related contingent features. The credit related contingent features include, but are not limited to, a percentage decrease in the Fund’s net assets or NAV over a specified period of time. If these credit related contingent features were triggered, the derivatives counterparty could terminate the positions and demand payment or require additional collateral.

Collateral requirements differ by type of derivative. Collateral or margin requirements are set by the broker or exchange clearinghouse for exchange traded derivatives while collateral terms are contract specific for over-the-counter traded derivatives. Cash collateral that has been pledged to cover obligations of the Fund under derivative contracts, if any, will be reported separately in the Statement of Assets and Liabilities. Securities pledged as collateral, if any, for the same purpose are noted in the Schedule of Investments.

Absent an event of default by the counterparty or a termination of the agreement, the terms of the master agreements do not result in an offset of reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities across transactions between the Fund and the applicable counterparty. The enforceability of the right to offset may vary by jurisdiction.

As of May 31, 2015, the Fund held forward foreign currency contracts with credit related contingent features which had a liability position of $220,353. If a contingent feature in the master agreements would have been triggered, the Fund would have been required to pay this amount to its derivatives counterparties.

Western Asset Global Government Bond Fund 2015 Annual Report	29

Notes to financial statements (cont’d)

(m) Security transactions and investment income. Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults or a credit event occurs that impacts the issuer, the Fund may halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default or credit event.

(n) Distributions to shareholders. Distributions from net investment income of the Fund, if any, are declared and paid on a quarterly basis. Distributions of net realized gains, if any, are declared at least annually. Distributions to shareholders of the Fund are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(o) Compensating balance arrangements. The Fund has an arrangement with its custodian bank whereby a portion of the custodian’s fees is paid indirectly by credits earned on the Fund’s cash on deposit with the bank.

(p) Share class accounting. Investment income, common expenses and realized/unrealized gains (losses) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Fees relating to a specific class are charged directly to that share class.

(q) Federal and other taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986 (the “Code”), as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute its taxable income and net realized gains, if any, to shareholders in accordance with timing requirements imposed by the Code. Therefore, no federal or state income tax provision is required in the Fund’s financial statements.

Management has analyzed the Fund’s tax positions taken on income tax returns for all open tax years and has concluded that as of May 31, 2015, no provision for income tax is required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

Under the applicable foreign tax laws, a withholding tax may be imposed on interest, dividends and capital gains at various rates. Realized gains upon disposition of securities issued in or by certain foreign countries are subject to capital gains tax imposed by those countries.

30	Western Asset Global Government Bond Fund 2015 Annual Report

(r) Reclassification. GAAP requires that certain components of net assets be reclassified to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. During the current year, the following reclassifications have been made:

	Undistributed Net Investment Income	Accumulated Net Realized Loss	Paid-in Capital
(a)	$(12,252)	—	$12,252
(b)	484,608	$(484,608)	—

(a)	Reclassifications are due to book/tax differences in the treatment of various items.

(b)	Reclassifications are due to foreign currency transactions treated as ordinary income for tax purposes.

2. Investment management agreement and other transactions with affiliates

The Fund has an investment management agreement with Legg Mason Partners Fund Advisor, LLC (“LMPFA”). Western Asset Management Company Limited (“Western Asset Limited”) is the investment adviser. Western Asset Management Company Pte. Ltd. (“Western Singapore”) and Western Asset Management Company Ltd (“Western Japan”) share advisory responsibilities with Western Asset Limited. LMPFA, Western Asset Limited, Western Singapore and Western Japan are wholly owned subsidiaries of Legg Mason, Inc. (“Legg Mason”).

LMPFA provides the Fund with management and administrative services for which the Fund pays a fee, calculated daily and paid monthly, at an annual rate of 0.45% of the Fund’s average daily net assets.

LMPFA has agreed to waive fees and/or reimburse operating expenses (other than interest, brokerage commissions, taxes, extraordinary expenses and deferred organizational expenses) so that total annual operating expenses are not expected to exceed 0.95%, 1.70%, 1.20% and 0.65% for Class A, Class C, Class R and Class I shares, respectively. These arrangements cannot be terminated prior to December 31, 2016 without the Board of Directors’ consent.

During the year ended May 31, 2015, fees waived and/or expenses reimbursed amounted to $138,534.

LMPFA is permitted to recapture amounts waived and/or reimbursed to a class within two years after the fiscal year in which the investment manager earned the fee or incurred the expense if the class’ total annual operating expenses have fallen to a level below the expense limitation (“expense cap”) in effect at the time the fees were earned or the expenses incurred. In no case will the investment manager recapture any amount that would result, on any particular business day of the Fund, in the class’ total annual operating expenses exceeding the expense cap or any other lower limit then in effect.

Western Asset Global Government Bond Fund 2015 Annual Report	31

Notes to financial statements (cont’d)

Pursuant to these arrangements, at May 31, 2015, the Fund had remaining fee waivers and/or expense reimbursements subject to recapture by LMPFA and respective dates of expiration as follows:

	Class A	Class C	Class R	Class I
Expires May 31, 2016	$447	$44	$40	$74,447
Expires May 31, 2017	1,085	78	96	137,275
Total fee waivers/expense reimbursements subject to recapture	$1,532	$122	$136	$211,722

For the year ended May 31, 2015, LMPFA did not recapture any fees.

Legg Mason Investor Services, LLC (“LMIS”), a wholly-owned broker-dealer subsidiary of Legg Mason, serves as the Fund’s sole and exclusive distributor.

There is a maximum initial sales charge of 4.25% for Class A shares. There is a contingent deferred sales charge (“CDSC”) of 1.00% on Class C shares, which applies if redemption occurs within 12 months from purchase payment. In certain cases, Class A shares have a 1.00% CDSC, which applies if redemption occurs within 18 months from purchase payment. This CDSC only applies to those purchases of Class A shares, which, when combined with current holdings of other shares of funds sold by LMIS, equal or exceed $1,000,000 in the aggregate. These purchases do not incur an initial sales charge.

For the year ended May 31, 2015, LMIS and its affiliates did not receive any sales charges on sales of the Fund’s Class A shares. In addition, there were no CDSCs paid to LMIS and its affiliates for the year ended May 31, 2015.

All officers of the Corporation are employees of Legg Mason or its affiliates and do not receive compensation from the Corporation.

3. Investments

During the year ended May 31, 2015, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) and U.S Government & Agency Obligations were as follows:

	Investments	U.S. Government & Agency Obligations
Purchases	$23,564,542	$1,420,318
Sales	26,529,378	650,808

At May 31, 2015, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were as follows:

Gross unrealized appreciation	$145,228
Gross unrealized depreciation	(1,917,357)
Net unrealized depreciation	$(1,772,129)

32	Western Asset Global Government Bond Fund 2015 Annual Report

At May 31, 2015, the Fund had the following open futures contracts:

	Number of Contracts	Expiration Date	Basis Value	Market Value	Unrealized Appreciation (Depreciation)
Contracts to Buy:
Euro BTP	1	6/15	$152,984	$148,205	$(4,779)
U.S. Treasury 5-Year Notes	3	9/15	357,314	359,180	1,866
U.S. Treasury 10-Year Notes	1	9/15	126,566	127,687	1,121
U.S. Treasury Long-Term Bonds	3	9/15	457,089	466,875	9,786
					7,994
Contracts to Sell:
Euro BUXL 30-Year Bonds	2	6/15	362,897	355,893	7,004
Euro-Bund	12	6/15	2,072,844	2,048,505	24,339
					31,343
Net unrealized appreciation on open futures contracts					$39,337

During the year ended May 31, 2015, written option transactions for the Fund were as follows:

	Number of Contracts/ Notional Amount	Premiums
Written options, outstanding as of May 31, 2014	—	—
Options written	1,008,003	$16,855
Options closed	—	—
Options exercised	—	—
Options expired	(1,008,003)	(16,855)
Written options, outstanding as of May 31, 2015	—	—

At May 31, 2015, the Fund had the following open forward foreign currency contracts:

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	285,987	BRL	899,000	Barclays Bank PLC	7/27/15	$9,194
PHP	9,208,000	USD	207,635	Citibank, N.A.	7/27/15	(1,756)
USD	381,094	BRL	1,197,246	Citibank, N.A.	7/27/15	12,475
BRL	648,000	USD	199,907	Deutsche Bank AG	7/27/15	(395)
IDR	1,063,400,000	USD	80,622	Deutsche Bank AG	7/27/15	(1,008)
INR	104,319,095	USD	1,639,078	Deutsche Bank AG	7/27/15	(23,533)
USD	736,095	BRL	2,312,000	Deutsche Bank AG	7/27/15	24,255
USD	5,120,647	KRW	5,532,347,071	Deutsche Bank AG	7/27/15	136,740
USD	1,351,382	PHP	60,000,000	Deutsche Bank AG	7/27/15	9,860
USD	504,948	INR	32,145,000	JPMorgan Chase & Co.	7/27/15	7,133
USD	1,217,940	MYR	4,432,694	JPMorgan Chase & Co.	7/27/15	14,407
EUR	30,000	USD	33,735	Barclays Bank PLC	8/13/15	(753)
USD	450,016	CAD	541,905	Barclays Bank PLC	8/13/15	14,744
USD	1,374,119	EUR	1,218,061	Citibank, N.A.	8/13/15	34,979
USD	1,499,474	EUR	1,320,000	Credit Suisse London	8/13/15	48,261
USD	61,026	GBP	40,000	Credit Suisse London	8/13/15	(78)

Western Asset Global Government Bond Fund 2015 Annual Report	33

Notes to financial statements (cont’d)

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	1,299,141	JPY	154,866,000	Credit Suisse London	8/13/15	$50,245
AUD	407,548	USD	322,791	Deutsche Bank AG	8/13/15	(12,402)
CAD	3,100,326	USD	2,562,536	Deutsche Bank AG	8/13/15	(72,276)
EUR	1,463,022	USD	1,654,868	Deutsche Bank AG	8/13/15	(46,417)
JPY	44,759,400	USD	375,568	Deutsche Bank AG	8/13/15	(14,612)
USD	147,508	GBP	97,000	Deutsche Bank AG	8/13/15	(669)
USD	2,119,750	MXN	32,740,176	Deutsche Bank AG	8/13/15	4,604
USD	78,591	SEK	645,049	Deutsche Bank AG	8/13/15	2,827
USD	44,245	SGD	59,000	Deutsche Bank AG	8/13/15	552
USD	627,694	AUD	791,095	HSBC Bank USA, N.A.	8/13/15	25,196
USD	326,002	EUR	290,000	HSBC Bank USA, N.A.	8/13/15	7,175
USD	371,803	EUR	326,993	HSBC Bank USA, N.A.	8/13/15	12,306
USD	299,054	EUR	262,584	HSBC Bank USA, N.A.	8/13/15	10,368
EUR	1,080,733	USD	1,217,271	JPMorgan Chase & Co.	8/13/15	(29,109)
JPY	7,020,000	USD	58,843	JPMorgan Chase & Co.	8/13/15	(2,231)
SEK	811,688	USD	98,272	JPMorgan Chase & Co.	8/13/15	(2,936)
TRY	53,228	USD	19,289	JPMorgan Chase & Co.	8/13/15	295
USD	322,315	AUD	409,174	JPMorgan Chase & Co.	8/13/15	10,688
USD	2,114,500	CAD	2,572,234	JPMorgan Chase & Co.	8/13/15	48,416
USD	217,261	GBP	143,205	JPMorgan Chase & Co.	8/13/15	(1,499)
USD	840,127	HUF	227,207,945	JPMorgan Chase & Co.	8/13/15	34,120
USD	950,476	NZD	1,289,045	JPMorgan Chase & Co.	8/13/15	41,915
GBP	280,000	USD	438,408	UBS AG London	8/13/15	(10,679)
USD	2,292,718	EUR	2,013,001	UBS AG London	8/13/15	79,618
Total						$420,020

Abbreviations used in this table:
AUD	— Australian Dollar
BRL	— Brazilian Real
CAD	— Canadian Dollar
EUR	— Euro
GBP	— British Pound
HUF	— Hungarian Forint
IDR	— Indonesian Rupiah
INR	— Indian Rupee
JPY	— Japanese Yen
KRW	— South Korean Won
MXN	— Mexican Peso
MYR	— Malaysian Ringgit
NZD	— New Zealand Dollar
PHP	— Philippine Peso
SEK	— Swedish Krona
SGD	— Singapore Dollar
TRY	— Turkish Lira
USD	— United States Dollar

34	Western Asset Global Government Bond Fund 2015 Annual Report

4. Derivative instruments and hedging activities

Below is a table, grouped by derivative type, that provides information about the fair value and the location of derivatives within the Statement of Assets and Liabilities at May 31, 2015.

ASSET DERIVATIVES[1]
	Interest Rate Risk	Foreign Exchange Risk	Total
Futures contracts[2]	$44,116	—	$44,116
Forward foreign currency contracts	—	$640,373	640,373
Total	$44,116	$640,373	$684,489

LIABILITY DERIVATIVES[1]
	Interest Rate Risk	Foreign Exchange Risk	Total
Futures contracts[2]	$4,779	—	$4,779
Forward foreign currency contracts	—	$220,353	220,353
Total	$4,779	$220,353	$225,132

[1]

Generally, the balance sheet location for asset derivatives is receivables/net unrealized appreciation (depreciation) and for liability derivatives is payables/net unrealized appreciation (depreciation).

[2]

Includes cumulative appreciation (depreciation) of futures contracts as reported in the footnotes. Only variation margin is reported within the receivables and/or payables on the Statement of Assets and Liabilities.

The following tables provide information about the effect of derivatives and hedging activities on the Fund’s Statement of Operations for the year ended May 31, 2015. The first table provides additional detail about the amounts and sources of gains (losses) realized on derivatives during the period. The second table provides additional information about the change in unrealized appreciation (depreciation) resulting from the Fund’s derivatives and hedging activities during the period.

AMOUNT OF REALIZED GAIN (LOSS) ON DERIVATIVES RECOGNIZED
	Interest Rate Risk	Foreign Exchange Risk	Total
Purchased options[1]	$(3,139)	$(12,740)	$(15,879)
Written options	2,142	14,641	16,783
Futures contracts	(311,436)	—	(311,436)
Forward foreign currency contracts[2]	—	2,285,857	2,285,857
Total	$(312,433)	$2,287,758	$1,975,325

[1]	Net realized gain (loss) from purchased options is reported in net realized gain (loss) from investment transactions in the Statement of Operations.

[2]	Net realized gain (loss) from forward foreign currency contracts is reported in net realized gain (loss) from foreign currency transactions in the Statement of Operations.

CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) ON DERIVATIVES RECOGNIZED
	Interest Rate Risk	Foreign Exchange Risk	Total
Futures contracts	$72,280	—	$72,280
Forward foreign currency contracts[1]	—	$441,443	441,443
Total	$72,280	$441,443	$513,723

[1]

The change in unrealized appreciation (depreciation) from forward foreign currency contracts is reported in the change in net unrealized appreciation (depreciation) from foreign currencies in the Statement of Operations.

Western Asset Global Government Bond Fund 2015 Annual Report	35

Notes to financial statements (cont’d)

During the year ended May 31, 2015, the volume of derivative activity for the Fund was as follows:

Average Market Value
Purchased options†	$1,495
Written options†	4,760
Futures contracts (to buy)	905,229
Futures contracts (to sell)	3,360,039
Forward foreign currency contracts (to buy)	14,825,109
Forward foreign currency contracts (to sell)	31,799,897

†	At May 31, 2015, there were no open positions held in this derivative.

The following table presents by financial instrument, the Fund’s derivative assets net of the related collateral received by the Fund at May 31, 2015:

	Gross Amount of Derivative Assets in the Statement of Assets and Liabilities[1]	Collateral Received	Net Amount
Futures contracts[2]	$38,929	—	$38,929
Forward foreign currency contracts	640,373	—	640,373
Total	679,302	—	$679,302

The following table presents by financial instrument, the Fund’s derivative liabilities net of the related collateral pledged by the Fund at May 31, 2015:

	Gross Amount of Derivative Liabilities in the Statement of Assets and Liabilities[1]	Collateral Pledged	Net Amount
Forward foreign currency contracts	$220,353	—	$220,353

[1]	Absent an event of default or early termination, derivative assets and liabilities are presented gross and not offset in the Statement of Assets and Liabilities.

[2]	Amount represents the current day’s variation margin as reported in the Statement of Assets and Liabilities. It differs from the cumulative appreciation (depreciation) presented in the previous table.

5. Class specific expenses, waivers and/or expense reimbursements

The Fund has adopted a Rule 12b-1 shareholder services and distribution plan and under that plan the Fund pays service and/or distribution fees with respect to its Class A, Class C and Class R shares calculated at an annual rate of 0.25%, 1.00% and 0.50% of the average daily net assets of each class, respectively. Service and distribution fees are accrued daily and paid monthly.

For the year ended May 31, 2015, class specific expenses were as follows:

	Service and/or Distribution Fees	Transfer Agent Fees
Class A	$420	$176
Class C	103	24
Class R	54	38
Class I	—	7,512
Total	$577	$7,750

36	Western Asset Global Government Bond Fund 2015 Annual Report

For the year ended May 31, 2015, waivers and/or expense reimbursements by class were as follows:

Waivers/Expense Reimbursements
Class A	$1,085
Class C	78
Class R	96
Class I	137,275
Total	$138,534

6. Distributions to shareholders by class

	Year Ended May 31, 2015	Period Ended May 31, 2014†	Year Ended December 31, 2013
Net Investment Income:
Class A	$4,721	$200	$2,791
Class C	184	20	682
Class R	226	21	229
Class I	550,845	56,801	1,351,399
Total	$555,976	$57,042	$1,355,101

Net Realized Gains:
Class A	—	—	$910
Class C	—	—	310
Class R	—	—	69
Class I	—	—	322,380
Total	—	—	$323,669

†	For the period January 1, 2014 through May 31, 2014.

7. Capital shares

At May 31, 2015, the Corporation had 42.7 billion shares of capital stock authorized with a par value of $0.001 per share. Transactions in shares of each class were as follows:

	Year Ended May 31, 2015		Period Ended May 31, 2014†		Year Ended December 31, 2013
	Shares	Amount	Shares	Amount	Shares	Amount
Class A
Shares sold	18,315	$164,233	—	—	22,824	$208,956
Shares issued on reinvestment	529	4,721	24	$200	392	3,377
Shares repurchased	(8,516)	(76,720)	(3,991)	(33,708)	(8,494)	(72,861)
Net increase (decrease)	10,328	$92,234	(3,967)	$(33,508)	14,722	$139,472

Class C
Shares sold	—	—	—	—	1,627	$15,000
Shares issued on reinvestment	21	$184	3	$20	114	993
Shares repurchased	—	—	—	—	(5,218)	(45,063)
Net increase (decrease)	21	$184	3	$20	(3,477)	$(29,070)

Western Asset Global Government Bond Fund 2015 Annual Report	37

Notes to financial statements (cont’d)

	Year Ended May 31, 2015		Period Ended May 31, 2014†		Year Ended December 31, 2013
	Shares	Amount	Shares	Amount	Shares	Amount
Class R
Shares sold	17	$146	43	$370	56	$492
Shares issued on reinvestment	25	226	3	21	34	297
Shares repurchased	(115)	(1,035)	(1)	(4)	(1)	(9)
Net increase (decrease)	(73)	$(663)	45	$387	89	$780

Class I
Shares sold	526,747	$4,720,905	160,079	$1,378,197	1,039,951	$9,692,408
Shares issued on reinvestment	46,053	410,887	4,601	39,573	116,590	1,025,116
Shares repurchased	(801,218)	(7,214,407)	(1,037,001)	(8,860,041)	(4,655,675)	(41,916,851)
Net decrease	(228,418)	$(2,082,615)	(872,321)	$(7,442,271)	(3,499,134)	$(31,199,327)

†	For the period January 1, 2014 through May 31, 2014.

8. Income tax information and distributions to shareholders

During the fiscal year ended May 31, 2015, the Fund changed its tax year end from December 31st to May 31st to align with the financial reporting fiscal year end.

The tax character of distributions paid during the fiscal year ended May 31, 2015, the period ended May 31, 2014 and the fiscal year ended December 31, 2013 was as follows:

	2015	2014	2013
Distributions paid from:
Ordinary income	$555,976	$57,042	$1,355,124
Net long-term capital gains	—	—	323,646
Total taxable distributions	$555,976	$57,042	$1,678,770

As of May 31, 2015, the components of accumulated earnings (losses) on a tax basis were as follows:

Undistributed ordinary income — net	$1,120,060
Deferred capital losses*	(1,372,978)
Other book/tax temporary differences(a)	(598,201)
Unrealized appreciation (depreciation)(b)	(1,331,964)
Total accumulated earnings (losses) — net	$(2,183,083)

*	These capital losses have been deferred in the current year as either short-term or long-term losses. The losses will be deemed to occur on the first day of the next taxable year in the same character as they were originally deferred and will be available to offset future taxable capital gains.

(a)

Other book/tax temporary differences are attributable to the tax deferral of losses on straddles, the realization for tax purposes of unrealized gains (losses) on certain futures and foreign currency contracts and book/tax differences in the timing of the deductibility of various expenses.

(b)	The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable to the tax deferral of losses on wash sales.

38	Western Asset Global Government Bond Fund 2015 Annual Report

Report of independent registered public accounting firm

To the Board of Directors of Western Asset Funds, Inc. and to the Shareholders of Western Asset Global Government Bond Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Western Asset Global Government Bond Fund (one of the funds comprising Western Asset Funds, Inc., the “Fund”) at May 31, 2015, the results of its operations, the changes in its net assets and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at May 31, 2015 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Baltimore, Maryland

July 21, 2015

Western Asset Global Government Bond Fund 2015 Annual Report	39

Additional information (unaudited)

Information about Directors and Officers

The business and affairs of Western Asset Global Government Bond Fund (the “Fund”) are conducted by management under the supervision and subject to the direction of its Board of Directors. The business address of each Director is c/o Jane Trust, Legg Mason, 100 International Drive, 11th Floor, Baltimore, Maryland 21202. Information pertaining to the Directors and officers of the Fund is set forth below.

The Statement of Additional Information includes additional information about Directors and is available, without charge, upon request by calling the Fund at 1-877-721-1926.

Independent Directors†
Robert Abeles, Jr.
Year of birth	1945
Position(s) held with Fund	Director
Term of office[1] and length of time served[2]	Since 2013
Principal occupations during the past five years	Senior Vice President, Finance and Chief Financial Officer (since 2009) of University of Southern California.
Number of portfolios in fund complex overseen[3]	11
Other directorships held during the past five years	None

Anita L. DeFrantz
Year of birth	1952
Position(s) held with Fund	Director
Term of office[1] and length of time served[2]	Since 1998
Principal occupations during the past five years	President (since 1987) and Director (since 1990) of LA84 (formerly Amateur Athletic Foundation of Los Angeles); Director of Kids in Sports (since 1994); Member of the International Olympic Committee (since 1986) and Member of Executive Board of International Olympic Committee (since 2014).
Number of portfolios in fund complex overseen[3]	11
Other directorships held during the past five years	OBN Holdings, Inc. (film, television and media company)

Avedick B. Poladian
Year of birth	1951
Position(s) held with Fund	Director
Term of office[1] and length of time served[2]	Since 2007
Principal occupations during the past five years	Executive Vice President and Chief Operating Officer of Lowe Enterprises, Inc. (real estate and hospitality firm) (since 2002); Partner, Arthur Andersen, LLP (1974 to 2002).
Number of portfolios in fund complex overseen[3]	11
Other directorships held during the past five years	Occidental Petroleum Corporation, California Resources Corporation and Public Storage

40	Western Asset Global Government Bond Fund

Independent Directors cont’d
William E. B. Siart
Year of birth	1946
Position(s) held with Fund	Director and Chairman
Term of office[1] and length of time served[2]	Since 1997
Principal occupations during the past five years	Trustee of The Getty Trust (since 2005); Chairman of Walt Disney Concert Hall, Inc. (1998 to 2006); Chairman of Excellent Education Development (since 2000).
Number of portfolios in fund complex overseen[3]	11
Other directorships held during the past five years	None

Jaynie Miller Studenmund
Year of birth	1954
Position(s) held with Fund	Director
Term of office[1] and length of time served[2]	Since 2004
Principal occupations during the past five years	Director of Forest Lawn (since 2002) (memorial parks); Director of Pinnacle Entertainment, Inc. (since 2012) (gaming and hospitality company). Formerly: Director of Orbitz Worldwide, Inc. (2007 to 2014) (online travel company); Director of MarketTools, Inc. (2010 to 2012) (market research software provider); Director of eHarmony, Inc. (2005 to 2011) (online dating company).
Number of portfolios in fund complex overseen[3]	11
Other directorships held during the past five years	None

Western Asset Global Government Bond Fund	41

Additional information (unaudited) (cont’d)

Information about Directors and Officers

Interested Director
Ronald L. Olson[4]
Year of birth	1941
Position(s) held with Fund	Director
Term of office[1] and length of time served[2]	Since 2005
Principal occupations during the past five years	Senior Partner of Munger, Tolles & Olson LLP (a law partnership) (since 1968).
Number of portfolios in fund complex overseen[3]	11
Other directorships held during the past five years	Edison International, City National Corporation (financial services company), The Washington Post Company, and Berkshire Hathaway, Inc.

Officers[5]
Jane Trust, CFA[6]
Year of birth	1962
Position(s) with Fund	President and Chief Executive Officer
Term of office[1] and length of time served[2]	Since 2015
Principal occupation(s) during past five years	Managing Director of Legg Mason & Co., LLC (“Legg Mason & Co.”) (since 2015); Officer and/or Trustee/Director of 126 funds associated with Legg Mason Partners Fund Advisor, LLC (“LMPFA”) or its affiliates (since 2015); Senior Vice President of LMPFA (since 2015); formerly, Director of ClearBridge, LLC (formerly, Legg Mason Capital Management, LLC) (2007 to 2014); formerly, Managing Director of Legg Mason Investment Counsel & Trust Co. (2000 to 2007)

Richard F. Sennett Legg Mason 100 International Drive, 7th Floor, Baltimore, MD 21202
Year of birth	1970
Position(s) with Fund	Principal Financial Officer and Treasurer
Term of office[1] and length of time served[2]	Since 2011 and since 2013
Principal occupation(s) during past five years	Principal Financial Officer and Treasurer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2011 and since 2013); Managing Director of Legg Mason & Co. and Senior Manager of the Treasury Policy group for Legg Mason & Co.’s Global Fiduciary Platform (since 2011); formerly, Chief Accountant within the SEC’s Division of Investment Management (2007 to 2011); formerly, Assistant Chief Accountant within the SEC’s Division of Investment Management (2002 to 2007)

42	Western Asset Global Government Bond Fund

Officers[5] cont’d
Todd F. Kuehl Legg Mason 100 International Drive, 9th Floor, Baltimore, MD 21202
Year of birth	1969
Position(s) held with Fund	Chief Compliance Officer
Term of office[1] and length of time served[2]	Since 2007
Principal occupations during the past five years	Managing Director of Legg Mason & Co. (since 2011); Chief Compliance Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006); formerly, Chief Compliance Officer of Legg Mason Private Portfolio Group (prior to 2010); Branch Chief, Division of Investment Management, U.S. Securities and Exchange Commission (2002 to 2006)

Robert I. Frenkel Legg Mason 100 First Stamford Place, 6th Floor, Stamford, CT 06902
Year of birth	1954
Position(s) held with Fund	Secretary and Chief Legal Officer
Term of office[1] and length of time served[2]	Since 2007
Principal occupations during the past five years	Vice President and Deputy General Counsel of Legg Mason, Inc. (since 2006); Managing Director and General Counsel of Global Mutual Funds for Legg Mason & Co. (since 2006) and Legg Mason & Co. predecessors (since 1994); Secretary and Chief Legal Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006)

Susan Kerr Legg Mason 620 Eighth Avenue, 49th Floor, New York, NY 10018
Year of birth	1949
Position(s) held with Fund	Chief Anti-Money Laundering Compliance Officer
Term of office[1] and length of time served[2]	Since 2013
Principal occupation(s) during past five years	Assistant Vice President of Legg Mason & Co. and Legg Mason Investor Services, LLC (“LMIS”) (since 2010); Chief Anti-Money Laundering Compliance Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2013) and Anti-Money Laundering Compliance Officer of LMIS (since 2012); Senior Compliance Officer of LMIS (since 2011); formerly, AML Consultant, DTCC (2010); formerly, AML Consultant, Rabobank Netherlands, (2009); formerly, First Vice President, Director of Marketing & Advertising Compliance and Manager of Communications Review Group at Citigroup Inc. (1996 to 2008)

Western Asset Global Government Bond Fund	43

Additional information (unaudited) (cont’d)

Information about Directors and Officers

Officers[4] cont’d
Vanessa A. Williams Legg Mason 100 First Stamford Place, 6th Floor, Stamford, CT 06902
Year of birth	1979
Position(s) held with Fund	Identity Theft Prevention Officer
Term of office[1] and length of time served[2]	Since 2011
Principal occupation(s) during past five years	Vice President of Legg Mason & Co. (since 2012); Identity Theft Prevention Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2011); formerly, Chief Anti-Money Laundering Compliance Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (2011 to 2013); formerly, Senior Compliance Officer of Legg Mason & Co. (2008 to 2011); formerly, Compliance Analyst of Legg Mason & Co. (2006 to 2008) and Legg Mason & Co. predecessors (prior to 2006)

†	Directors who are not “interested persons” of the Fund within the meaning of section 2(a)(19) of the Investment Company Act of 1940, as amended (the “1940 Act”).

[1]	Each Director and Officer serves until his or her respective successor has been duly elected and qualified or until his or her earlier death, resignation, retirement or removal.

[2]	Indicates the earliest year in which the Director became a board member for a fund in the Legg Mason fund complex or the officer took such office.

[3]

In addition to overseeing the 9 funds of the Corporation, each Director also serves as a Director of Western Asset Income Fund and a Trustee of Western Asset Premier Bond Fund (closed-end investment companies), which are considered part of the same Fund Complex as the Corporation.

[4]	Mr. Olson is an “interested person” (as defined above) of the Fund because his law firm has provided legal services to WAM.

[5]	Each officer of the Fund is an “interested person” (as defined above) of the Fund.

[6]	Ms. Trust became President and Chief Executive Officer effective June 1, 2015.

44	Western Asset Global Government Bond Fund

Western Asset

Global Government Bond Fund

Directors

William E. B. Siart

Chairman

Robert Abeles, Jr.

Anita L. DeFrantz

Ronald L. Olson

Avedick B. Poladian

Jaynie M. Studenmund

Investment manager

Legg Mason Partners Fund Advisor, LLC

Investment advisers

Western Asset Management Company Limited

Western Asset Management Company Ltd

Western Asset Management Company Pte. Ltd.

Transfer agent

BNY Mellon Investment Servicing

(US) Inc.

4400 Computer Drive

Westborough, MA 01581

Custodian

State Street Bank and Trust Company

Independent registered public accounting firm

PricewaterhouseCoopers LLP

Baltimore, MD

Legal counsel

Ropes & Gray LLP

1211 Avenue of the Americas

New York, NY 10036

Western Asset Global Government Bond Fund

The Fund is a separate investment series of Western Asset Funds, Inc.

Western Asset Global Government Bond Fund

Legg Mason Funds

620 Eighth Avenue, 49th Floor

New York, NY 10018

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q, shareholders can call the Fund at 1-877-721-1926.

Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies related to portfolio transactions are available (1) without charge, upon request, by calling the Fund at 1-877-721-1926, (2) on the Fund’s website at www.leggmason.com/individualinvestors and (3) on the SEC’s website at www.sec.gov.

This report is submitted for the general information of the shareholders of Western Asset Global Government Bond Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by a current prospectus.

Investors should consider the Fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the Fund. Please read the prospectus carefully before investing.

www.leggmason.com/individualinvestors

© 2015 Legg Mason Investor Services, LLC

Member FINRA, SIPC

Legg Mason Funds Privacy and Security Notice

Your Privacy and the Security of Your Personal Information is Very Important to the Legg Mason Funds

This Privacy and Security Notice (the “Privacy Notice”) addresses the Legg Mason Funds’ privacy and data protection practices with respect to nonpublic personal information the Funds receive. The Legg Mason Funds include any funds sold by the Funds’ distributor, Legg Mason Investor Services, LLC, as well as Legg Mason-sponsored closed-end funds and certain closed-end funds managed or sub-advised by Legg Mason or its affiliates. The provisions of this Privacy Notice apply to your information both while you are a shareholder and after you are no longer invested with the Funds.

The Type of Nonpublic Personal Information the Funds Collect About You

The Funds collect and maintain nonpublic personal information about you in connection with your shareholder account. Such information may include, but is not limited to:

•	Personal information included on applications or other forms;

•	Account balances, transactions, and mutual fund holdings and positions;

•	Online account access user IDs, passwords, security challenge question responses; and

•	Information received from consumer reporting agencies regarding credit history and creditworthiness (such as the amount of an individual’s total debt, payment history, etc.).

How the Funds Use Nonpublic Personal Information About You

The Funds do not sell or share your nonpublic personal information with third parties or with affiliates for their marketing purposes, or with other financial institutions or affiliates for joint marketing purposes, unless you have authorized the Funds to do so. The Funds do not disclose any nonpublic personal information about you except as may be required to perform transactions or services you have authorized or as permitted or required by law. The Funds may disclose information about you to:

•	Employees, agents, and affiliates on a “need to know” basis to enable the Funds to conduct ordinary business or comply with obligations to government regulators;

•

Service providers, including the Funds’ affiliates, who assist the Funds as part of the ordinary course of business (such as printing, mailing services, or processing or servicing your account with us) or otherwise perform services on the Funds’ behalf, including companies that may perform marketing services solely for the Funds;

•	The Funds’ representatives such as legal counsel, accountants and auditors; and

•	Fiduciaries or representatives acting on your behalf, such as an IRA custodian or trustee of a grantor trust.

NOT PART OF THE ANNUAL REPORT

Legg Mason Funds Privacy and Security Notice (cont’d)

Except as otherwise permitted by applicable law, companies acting on the Funds’ behalf are contractually obligated to keep nonpublic personal information the Funds provide to them confidential and to use the information the Funds share only to provide the services the Funds ask them to perform.

The Funds may disclose nonpublic personal information about you when necessary to enforce their rights or protect against fraud, or as permitted or required by applicable law, such as in connection with a law enforcement or regulatory request, subpoena, or similar legal process. In the event of a corporate action or in the event a Fund service provider changes, the Funds may be required to disclose your nonpublic personal information to third parties. While it is the Funds’ practice to obtain protections for disclosed information in these types of transactions, the Funds cannot guarantee their privacy policy will remain unchanged.

Keeping You Informed of the Funds’ Privacy and Security Practices

The Funds will notify you annually of their privacy policy as required by federal law. While the Funds reserve the right to modify this policy at any time they will notify you promptly if this privacy policy changes.

The Funds’ Security Practices

The Funds maintain appropriate physical, electronic and procedural safeguards designed to guard your nonpublic personal information. The Funds’ internal data security policies restrict access to your nonpublic personal information to authorized employees, who may use your nonpublic personal information for Fund business purposes only.

Although the Funds strive to protect your nonpublic personal information, they cannot ensure or warrant the security of any information you provide or transmit to them, and you do so at your own risk. In the event of a breach of the confidentiality or security of your nonpublic personal information, the Funds will attempt to notify you as necessary so you can take appropriate protective steps. If you have consented to the Funds using electronic communications or electronic delivery of statements, they may notify you under such circumstances using the most current email address you have on record with them.

In order for the Funds to provide effective service to you, keeping your account information accurate is very important. If you believe that your account information is incomplete, not accurate or not current, or if you have questions about the Funds’ privacy practices, write the Funds using the contact information on your account statements, email the Funds by clicking on the Contact Us section of the Funds’ website at www.leggmason.com, or contact the Fund at 1-877-721-1926.

NOT PART OF THE ANNUAL REPORT

Western Asset Management Company

Legg Mason, Inc. Subsidiaries

www.leggmason.com/individualinvestors

© 2015 Legg Mason Investor Services, LLC Member FINRA, SIPC

WASX013145 7/15 SR15-2537

ITEM 2.	CODE OF ETHICS.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Directors of the registrant has determined that Mr. Robert Abeles, Jr., possesses the technical attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as “audit committee financial expert,” and have designated Mr. Abeles as the Audit Committee’s financial expert. Mr. Abeles is “independent” Directors pursuant to paragraph (a) (2) of Item 3 to Form N-CSR.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

a) Audit Fees. The aggregate fees billed in the last two fiscal years ending May 31, 2014 and May 31, 2015 (the “Reporting Periods”) for professional services rendered by the Registrant’s principal accountant (the “Auditor”) for the audit of the Registrant’s annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $71,592 in May 31, 2014 and in $121,110 May 31, 2015.

b) Audit-Related Fees. The aggregate fees billed in the Reporting Period for assurance and related services by the Auditor that are reasonably related to the performance of the Registrant’s financial statements were $0 in May 31, 2014 and $1,500 in May 31, 2015.

(c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice and tax planning (“Tax Services”) were $0 in May 31, 2014 and $48,684 in May 31, 2015. These services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments, and (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held.

There were no fees billed for tax services by the Auditors to service affiliates during the Reporting Periods that required pre-approval by the Audit Committee.

d) All Other Fees. The aggregate other fees billed in the Reporting Periods for products and services provided by the Auditor were $1,042 in May 31, 2014 and $997 in May 31, 2015, other than the services reported in paragraphs (a) through (c) for the Item for the Western Asset Funds, Inc.

All Other Fees. There were no other non-audit services rendered by the Auditor to Legg Mason Partners Fund Advisors, LLC (“LMPFA”), and any entity controlling, controlled by or under common control with LMPFA that provided ongoing services to Western Asset Funds, Inc. requiring pre-approval by the Audit Committee in the Reporting Period.

(e) Audit Committee’s pre–approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

(1) The Charter for the Audit Committee (the “Committee”) of the Board of each registered investment company (the “Fund”) advised by LMPFA or one of their affiliates (each, an “Adviser”) requires that the Committee shall approve (a) all audit and permissible non-audit services to be provided to the Fund and (b) all permissible non-audit services to be provided by the Fund’s independent auditors to the Adviser and any Covered Service Providers if the engagement relates directly to the operations and financial reporting of the Fund. The Committee may implement policies and procedures by which such services are approved other than by the full Committee.

The Committee shall not approve non-audit services that the Committee believes may impair the independence of the auditors. As of the date of the approval of this Audit Committee Charter, permissible non-audit services include any professional services (including tax services), that are not prohibited services as described below, provided to the Fund by the independent auditors, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund. Permissible non-audit services may not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, the Adviser and any service providers controlling, controlled by or under common control with the Adviser that provide ongoing services to the Fund (“Covered Service Providers”) constitutes not more than 5% of the total amount of revenues paid to the independent auditors during the fiscal year in which the permissible non-audit services are provided to (a) the Fund, (b) the Adviser and (c) any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be approved by the Committee; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

(2) For the Western Asset Funds, Inc., the percentage of fees that were approved by the audit committee, with respect to: Audit-Related Fees were 100% and 100% for May 31, 2014 and May 31, 2015; Tax Fees were 100% and 100% for May 31, 2014 and May 31, 2015; and Other Fees were 100% and 100% for May 31, 2014 and May 31, 2015.

(f) N/A

(g) Non-audit fees billed by the Auditor for services rendered to Western Asset Funds, Inc., LMPFA and any entity controlling, controlled by, or under common control with LMPFA that provides ongoing services to Western Asset Funds, Inc. during the reporting period were $15,000 in May 31, 2014 and $170,028 in May 31, 2015.

(h) Yes. Western Asset Funds, Inc.’s Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Accountant’s independence. All services provided by the Auditor to the Western Asset Funds, Inc. or to Service Affiliates, which were required to be pre-approved, were pre-approved as required.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

a)	The independent board members are acting as the registrant’s audit committee as specified in Section 3(a)(58)(B) of the Exchange Act. The Audit Committee consists of the following Board members:

Robert Abeles, Jr.

Anita L. DeFrantz

Ronald L. Olson

Avedick B. Poladian

William E.B. Siart

Jaynie Miller Studenmund

b)	Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a) (1) Code of Ethics attached hereto.

Exhibit 99.CODE ETH

(a) (2) Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.CERT

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Western Asset Funds, Inc.

By:	/s/ Jane Trust
Jane Trust
Chief Executive Officer

Date: July 22, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Jane Trust
Jane Trust
Chief Executive Officer

Date: July 22, 2015

By:	/s/ Richard F. Sennett
Richard F. Sennett
Principal Financial Officer

Date: July 22, 2015